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                                                           EXHIBIT 10.10

                      [BURLINGTON RESOURCES LETTERHEAD]



November 8, 1994





Mr. Bobby S. Shackouls
5051 Westheimer
Houston, Texas 77056-2124

Dear Bobby:

         The Employment Agreement for your employment with Meridian Oil Inc. (The "Company") is dated April 30, 1993 and will be referred to herein as the "Agreement". The Company has deemed it advisable and in the best interests of the Company to amend the Agreement with respect to the matters addressed herein. Accordingly, this letter, when accepted by you in the space provided below, will amend the Agreement in the following particulars:

                1. Position. Effective October 10, 1994, your position will be that of President and Chief Executive Officer of the Company.

                2. Base Salary. Effective October 10, 1994, you minimum salary shall be $500,000 per annum or such higher rate as may be fixed from time to time by the Compensation and Nominating Committee of the Board of Directors ("Compensation Committee") of Burlington Resources Inc. ("BR").

         This amendatory letter agreement is being executed by BR on behalf of itself, the Company and each of its affiliates and, as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.
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Mr. Bobby S. Shackouls
November 8, 1994
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         If this letter correctly sets forth our agreement with respect to the subject matter hereof, please sign the original and return it to me. Please retain a copy for your records.



                                             VERY TRULY YOURS,

                                             BURLINGTON RESOURCES INC.

                                                /s/ HAROLD E. HAUNSCHILD
                                             By:___________________________
                                                    Excecutive Vice President
                                             Its:__________________________


ACCEPTED AND AGREED TO
this 8th day of November, 1994.


/s/  BOBBY S. SHACKOULS
____________________________
BOBBY S. SHACKOULS